RUNNING RIGHT

JOY
CHRISSY KAPLAN

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.

Alpha Natural Resources – Foundation Coal Merger Investor Presentation May 12, 2009 Exhibit 99.2

Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. Alpha Natural
Resources, Inc. (“Alpha”) and Foundation Coal Holdings, Inc. (“Foundation”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Alpha’s and Foundation’s filings with the SEC, which are available at the
SEC’s web site
http://www.sec.gov.
Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Additional Information and Where to Find It
In connection with the proposed merger, Foundation will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on
Form S-4 that will include a joint proxy statement of Alpha and Foundation that also constitutes a prospectus of Foundation. Alpha and Foundation will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Alpha and Foundation with the SEC at the
SEC’s website at
www.sec.gov.
The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Alpha’s website at www.alphanr.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing
Foundation’s website at www.foundationcoal.com under the tab “Investors” and then under the heading “Financial Information and SEC Filings”.
Participants in the Solicitation
Alpha, Foundation and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Austria’s executive officers and directors in Alpha’s definitive proxy statement filed with the SEC on April 3, 2009. You can find information about Foundation’s executive officers and directors in their definitive proxy statement filed with the SEC on April 3, 2009. You can obtain free copies of these documents from Alpha or Foundation using the contact information above.
Forward Looking Statements

Transaction Summary
Per Share Consideration
Foundation stockholders to receive 1.084 Alpha shares for each Foundation share
Transaction value of $2.0 billion, including $530 million of net debt
Combined enterprise value of $4.0 billion
Premium
Exchange ratio represents a 37% premium to Foundation stockholders based on the
5-day average closing prices as of 5/08/09
Structure
All-stock, tax-free merger
Pro forma shares outstanding: 121 million basic, 123 million fully diluted
Pro Forma Ownership 59% Alpha / 41% Foundation, based on fully-diluted basis
Closing Conditions
Regulatory approvals, including HSR clearance
Alpha and Foundation stockholders’ approval
No financing condition (plan in place to preserve Foundation debt)
Board of Directors 10 members: 6 from Alpha; 4 from Foundation; 7 independent
Headquarters Abingdon, VA
Name Alpha Natural Resources, Inc.
Timing Transaction expected to be completed second half of 2009
Note:  Market data as of [5/6/09].

Increases scale and scope, creating a premier U.S. coal company
Diversifies operating risk and balances product mix through national footprint
Combines quality reserves creating fourth-largest reserve base in U.S.
Blends operations well-suited to cope with near term markets and benefit from price recovery
Ensures strong near-term cash flow supported by favorable committed position
Produces  substantial annual synergies—conservatively estimated at $45 mm—beginning in 2010
Positions company for growth, with strong balance sheet and substantial liquidity
Joins two experienced management teams with complementary values and established track records
Compelling Strategic Rationale

Foundation Coal – The Right Partner
Thermal coal assets complement Alpha’s met coal assets
Large scale, productive mines with replacement plans in place
Low relative cash cost mines
Favorable near-term committed and priced positions
Stable free cash flow history
Good cultural fit

RUNNING RIGHT

Alpha Natural Resources

FOUNDATION COAL HOLDINGS, INC.

Foundation Coal - The Right Partner
Northern Appalachia
Central Appalachia
Illinois Basin
Powder River Basin
Production Capacity 55.0
Shipments 49.2
Reserves 760
Reserves 26
Production Capacity 17.3
Shipments 17.9 (1)
Reserves 800
Production Capacity 25.0
Shipments 32.1 (1)
Reserves 762
1 2008 pro forma figures as of 12/31/08
(All figures in millions of tons)

Creating a Premier U.S. Coal Company
Source:  Company filings.
Note:  Market data as of 5/11/09.
LTM 3/31/09 Production
(mm tons)
Market Capitalization ($ in billions)
LTM 3/31/09 Revenue ($ in millions)
LTM 3/31/09 EBITDA
($ in millions)
7
$8.5
$6.8
$3.5
$2.6
$2.1
$1.8
$1.6
$1.0
$0.7
$0.6
$0.4
BTU CNX Pro
Forma
ANR
ACI ANR MEE WLT FCL PCX JRCC ICO
$6.8
$4.8
$4.2
$3.1
$3.0
$2.5
$1.9
$1.7
$1.5
$1.1
$0.6
BTU CNX Pro
Forma
ANR
MEE ACI ANR PCX FCL WLT ICO JRCC
$1,891
$1,252
$675
$664 $657
$544
$406
$258
$157
$63
$49
BTU CNX ACI Pro
Forma
ANR
MEE WLT ANR FCL ICO JRCC PCX
223.2
133.1
91.5
68.3
64.9
42.5 41.8
23.1
17.8
11.4
7.5
BTU ACI Pro
Forma
ANR
FCL CNX MEE PCX ANR ICO JRCC WLT

A Diversified National Footprint
2008 Pro Forma Mining Methodology Mix
2008 Pro Forma Production = 93.0 mt 2008 Pro Forma Coal Sales = 99.2 mt
2008 Pro Forma Reserves = 2.3 bt
Geographical diversification smoothes demand
variations between regions
Thermal business provides stability to sales portfolio
Maintain meaningful upside from met coal
Diverse, high quality reserves enhance blending capabilities
Large NAPP/PRB mines complement smaller CAPP mines
Most diversified mining portfolio, with 35 underground
mines, 24 surface mines and 14 preparation and
blending plants
8
Steam
85.8 mt
Met
13.4 mt
13%
87%
Surface-West
49.2 mt
Surface-East
11.6 mt
Long-Wall
13.7 mt
Continuous
Miner
18.4 mt
20%
15%
12%
53%
PRB
49.2 mt
NAPP
17.0 mt
CAPP
26.8 mt
29%
18%
53%
ILB
26 mt
PRB
760 mt
CAPP
762 mt
NAPP
800 mt
35%
32%
32%
1%

RUNNING RIGHT

Billions of KwH by Fuel Source
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2030
Today
Petroleum
Renewables
Natural Gas
Nuclear
Coal

Billions of KwH by Fuel Source
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2030
The U.S. without coal ?
Petroleum
Renewables
Natural Gas
Nuclear

Quadrillion Btus

750
765
780
793
806
600
650
700
750
800
850
2009E 2010E 2011E 2012E 2013E
U.S. Net Internal Power Demand (GW)
Global Crude Steel Production (mt)
1,194
1,225
1,268
1,319
1,377
500
700
900
1,100
1,300
1,500
2009E 2010E 2011E 2012E 2013E
(1.3%) 2.0% 2.0% +1.7% +1.7%
(18.5%) +3.5% +4.0% +4.4%
Attractive Long-Term Coal Fundamentals
9
Source: Wall Street research.
Source: AME.
World Primary Energy Consumption
0
100
200
300
400
500
600
700
800
2005 2010 2015 2020 2025 203
Petroleum     Natural Gas     Coal     Nuclear     Other
+2.6%

Favorable Near-Term Committed Position
2009 Percentage Committed and Priced, pro forma 2010 Percentage Committed and Priced, pro forma
100%
97%
57%
Western Thermal Eastern Thermal Eastern Met
80%
59%
10%
Western Thermal Eastern Thermal Eastern Met

Complementary Core Values
Conduct business ethically, honestly and with integrity
Safe practices are essential; employees are our most valuable resource
Strive for excellence and continuous improvement
Be a good citizen to the community and the environment
Customer satisfaction is our primary business focus
Work as a team
Treat all stakeholders with respect and dignity

RUNNING RIGHT

JOY
CHRISSY KAPLAN

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.

Financial Highlights

Alpha Debt
Cancel $375mm revolver and repay $233 mm Term Loan B with cash
Maintain $288 mm convertible notes
Foundation Debt
Maintain $500 mm revolver and $302 mm Term Loan A, but amend select non-
financial covenants
Maintain $298 mm senior notes, and modify select covenants via consent solicitation
Creating an optimal capital structure, using a portion of Alpha’s cash balance and preserving Foundation’s debt.
Transaction is not subject to financing.
Comprehensive Financing Strategy

Low Leverage and Strong Liquidity
The new Alpha will have leverage of approximately 1.4x and cash and borrowing capacity of approximately $750 mm at announcement.
Note:  LTM data as of 3/31/09.  Debt balances shown at face value of obligation.
($ in millions)
Alpha Foundation Pro Forma
Cash & Equivalents $693 $70 $409
Foundation Term Loan A  due Jul-2011 -- $302 $302
Alpha Term Loan B due Oct-2011 $233 -- --
Alpha 2.375% Convertible Notes due Apr-2015 288 -- 288
Foundation 7.25% Senior Unsecured Notes due Aug-2014 -- 298 298
Other Debt 13 -- 13
Total Debt $534 $600 $900
Liquidity and Credit Statistics
Cash & Equivalents $693 $70 $409
Revolver and A/R Securitization Facility 460 500 585
Less: Letters of Credit Outstanding (80) (171) (251)
Total Liquidity $1,073 $398 $743
Total Debt / LTM EBITDA 1.3x 2.3x 1.4x
As of 3/31/2009

Industry Leading Liquidity Position
Excellent liquidity means further strategic growth opportunities could be considered, and if attractive would be actionable.
Source: Company filings. Balance sheet data as of 3/31/09.
(1) Calculated as cash and cash equivalents, plus revolver and A/R facility availability, which is capacity less borrowings and LC usage.
(2) Free cash flow defined as operating cash flow less capital expenditures.
$2,082
$743
$729
$691
$529
$380
$98 $93
$26
BTU ACI MEE CNX WLT PCX ICO JRCC
$985
$426
$320
$158
($2)
($50) ($52)
($351)
($79)
BTU WLT ACI ICO JRCC CNX PCX
MEE
LTM 3/31/09 Free Cash Flow
(2)
($ in millions)
Cash & Equivalents ($ in millions)
Liquidity – Cash & Revolver Capacity
(1)
($ in millions)
Leverage – Total Debt/LTM EBITDA
$638
$527
$409
$90
$72
$67
$28
$10
$6
MEE BTU WLT CNX ICO ACI JRCC PCX
Pro
Forma
ANR
Pro
Forma
ANR
5.0x
2.8x
2.5x
2.1x
2.0x
1.5x
1.4x
0.8x
0.4x
PCX ICO JRCC ACI MEE BTU CNX WLT Pro
Forma
ANR
Pro
Forma
ANR

Meaningful Combined Synergies
Source: Alpha management.
Marketing
Blending and mix optimization; freight savings;
export terminal operations
Purchasing
Capital equipment; strategic supply sourcing;
other services
Administrative
Audit, consulting and professional services;
insurance; corporate governance
Annual net synergies are conservatively estimated at $ 45 million at full run-rate.

RUNNING RIGHT

Alpha Natural Resources

FOUNDATION COAL HOLDINGS, INC.

Robust Financial Outlook
Source: Alpha management.
Accretive to Alpha’s 2010 EPS and CFPS
Estimated annual synergies of $45 mm, beginning in 2010
2010 Management Estimates
17
Alpha Foundation Synergies Total
Production (mt) 22 - 24 70 - 74 -- 92 - 98
Revenue ($ bn) $1.8 - $2.2 $1.6 - $2.0 -- $3.4 - $4.2
EBITDA ($ mm) $375 - $425 $470 - $530 $45 $890 - $1,000
Capital Expenditures ($ mm) $110 - $135 $240 - $290 -- $350 - $425

Potential Value Through Multiple Expansion
6.5x
5.1x
4.2x
Average
Diversified
Producer
Average CAPP
Producer
Pro Forma ANR
Firm Value / 2010E EBITDA
Source: Company filings and Wall Street consensus estimates as of 5/8/09.
Note:  Pro Forma 2010E EBITDA based on midpoint of management 2010E EBITDA estimate.
Note:  Diversified Producers includes BTU, CNX and ACI.
Note:  CAPP Producers includes ICO, JRCC, MEE, PCX and WLT.
Illustrative Analysis
Implied Change
Illustrative Change in  Pro Forma
in Multiple Alpha Stock Price
+0.5x 13%
+1.0x 27%
+1.5x 40%
+2.0x 54%

Increases scale and scope, creating a premier U.S. coal company
Diversifies operating risk and balances product mix through national footprint
Combines quality reserves creating fourth-largest reserve base in U.S.
Blends operations well-suited to cope with near term markets and benefit from price recovery
Ensures strong near-term cash flow supported by favorable committed position
Produces  substantial annual synergies—conservatively estimated at $45 mm—beginning in 2010
Positions company for growth, with strong balance sheet and substantial liquidity
Joins two experienced management teams with complementary values and established track records
Compelling Strategic Rationale

RUNNING RIGHT

JOY
FOUNDATION COAL WEST INC.
CHRISSY KAPLAN

Alpha Natural Resources

FOUNDATION COAL HOLDINGS, INC.